UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2014 (May 17, 2014)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in Charter)

Nevada	000-54515	68-0680859
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

641 Lexington Avenue Suite 1526 New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 634-6410

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K is an amendment to the Current Report on Form 8-K filed by Staffing 360 Solutions, Inc. (the “Company”) on May 20, 2014 (the “Original 8-K”). The Original 8-K disclosed the transaction contemplated by that certain Stock Purchase Agreement, dated as of May 17, 2014 (the “Purchase Agreement”), by and among the Company, PeopleSERVE, Inc., a Massachusetts corporation (“PSI”), PeopleSERVE PRS, Inc., a Massachusetts corporation (“PRS”, together with PSI, collectively the “Acquired Companies”) and Linda Moraski (the “Seller”), sole owner of all of the issued and outstanding capital stock of the Acquired Companies.

Pursuant to the Purchase Agreement, the Company purchased from the Seller 100% of the issued and outstanding capital stock of PSI and forty-nine percent (49%) of the issued and outstanding capital stock of PRS.

The aggregate consideration paid by the Company to the Seller for the capital stock of the Acquired Companies was $7,951,000. The Company paid $6,764,000 (the “Purchase Price”), which was paid as follows at closing (which such Purchase Price may be adjusted pursuant to the Purchase Agreement): (i) cash in an amount equal to forty percent (40%) of the Purchase Price, or $2,706,000; (ii) restricted shares of the Company’s common stock (the “Common Stock”), equal in total value to twenty-five percent (25%) of the Purchase Price based on a fixed price of $1.50 per share, or 1,127,365 shares of Common Stock; and (iii) an unsecured promissory note with an initial principal amount equal to thirty-five percent (35%) of the Purchase Price, or $2,367,000. Subsequent to closing, the Company paid cash in the amount of $1,187,000 to the Seller for the agreed upon payment of net working capital (which such net working capital may be adjusted pursuant to the Purchase Agreement.

This Current Report on Form 8-K/A amends Item 9.01(a) and (b) of the Original 8-K and is being filed solely to provide the financial statements and pro-forma financial information required under Item 9.01(a) and (b), respectively, which information was not included in the Original 8-K.

Item 9.01.      Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Unaudited financial statements of PeopleSERVE, Inc. for the twelve months ended April 26, 2014 and audited financial statements of PeopleSERVE, Inc. for the fiscal years ended December 28, 2013 and December 29, 2012 are filed as Exhibit 99.1 hereto.

Unaudited financial statements of PeopleSERVE PRS, Inc., for the twelve months ended April 26, 2014 and audited financial statements of PeopleSERVE PRS, Inc. for the fiscal years ended December 28, 2013 and December 29, 2012 are filed as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information.

Unaudited Pro Forma, Consolidation Financial Statements of the Company and the accompanying notes are filed as Exhibit 99.3 hereto.

(d)  Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description
99.1	Unaudited financial statements of PeopleSERVE, Inc. for the twelve months ended April 26, 2014 and audited financial statements of PeopleSERVE, Inc. for the fiscal years ended December 28, 2013 and December 29, 2012.
99.2	Unaudited financial statements of PeopleSERVE PRS, Inc. for the twelve months ended April 26, 2014 and audited financial statements of PeopleSERVE PRS, Inc. for the fiscal years ended December 28, 2013 and December 29, 2012.
99.3	Unaudited Pro Forma, Consolidation Financial Statements of the Company and the accompanying notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 31, 2014	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendon Flood
Name: Brendon Flood
Title: Executive Chairman